Note 32 - Interest Income and Expense (Tables)	6 Months Ended
Jun. 30, 2019
Interest Income And Expense
Interest Income Break Down By Origin
Interest and other similar income. Breakdown by origin (Millions of Euros)
	June 2019	June 2018
Financial assets held for trading	1.071	813
Financial assets designated at fair value through profit or loss	77	71
Financial assets at fair value through other comprehensive income	975	744
Financial assets at amortized cost	12.956	11.985
Adjustments of income as a result of hedging transactions	(38)	129
Other income	143	147
Insurance activity	494	528
Total	15.678	14.418

Interest Expenses Break Down By Origin
Interest expense (Millions of Euros)
	June 2019	June 2018
Financial liabilities held for trading	746	135
Financial liabilities designated at fair value through profit or loss	3	-
Financial liabilities at amortized cost (*)	5.613	4.939
Adjustments of expense as a result of hedging transactions	(136)	300
Insurance activity	338	366
Other expense	127	89
Total	6.691	5.828